                                                                      Exhibit 25


   MERRILL LYNCH CAPITAL CORPORATION           BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH               BANK OF AMERICA, N.A.
            INCORPORATED                         BANC OF AMERICA BRIDGE LLC
      4 WORLD FINANCIAL CENTER                      9 WEST 57TH STREET
             NORTH TOWER                             NEW YORK, NY 10019
         NEW YORK, NY 10080


                                                                October 11, 2005



Cablevision Systems Corporation
1111 Stewart Avenue
Bethpage, New York 11714
Attention: Victoria D. Salhus,
             Senior Vice President,
               Deputy General Counsel
                  and Secretary

                              PROJECT CENTRAL PARK
                     COMMITMENT ACCEPTANCE EXTENSION LETTER


Ladies and Gentlemen:

     We refer to the following: (a) the Credit Facilities Commitment Letter dated June 19, 2005 (together with the exhibits thereto, the "Commitment Letter") from Merrill Lynch Capital Corporation ("Merrill Lynch"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Banc of America Securities LLC ("BAS"), Bank of America, N.A. ("Bank of America") and Banc of America Bridge LLC ("Banc of America Bridge") addressed to you, Cablevision Systems Corporation, a Delaware corporation ("you"); and (b) the Commitment Acceptance Extension Letter dated July 18, 2005 (the "First Extension Letter"), the Commitment Acceptance Extension dated August 9, 2005 (the "Second Extension Letter") and the Commitment Acceptance Extension dated September 9, 2005 (the "Third Extension Letter"), each from Merrill Lynch, MLPF&S, BAS, Bank of America and Banc of America Bridge and addressed to you. Terms used but not defined in this letter shall have the meanings assigned to them in the Commitment Letter.

     Subject to the provisions of the next paragraph, we hereby agree to extend the date for your acceptance of the Commitment Letter to November 14, 2005; and, accordingly, the date of July 20, 2005 that appears in the second to last paragraph of the Commitment Letter shall be changed to November 14, 2005.

     In addition to the conditions precedent contained in the Commitment Letter (including the Exhibits thereto), the commitment of each Lender under the Commitment Letter shall be subject to the Lead Arrangers' and such Lender's receipt of, and reasonable satisfaction with the form, scope and substance of, updated financial and business information prepared by management of Central Park with respect to the business of Central Park and its restricted subsidiaries.



                            [Signature pages follow]



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                                         Very truly yours,

                                         MERRILL LYNCH CAPITAL CORPORATION



                                         By:    /s/ David Tuvlin
                                                --------------------------------
                                                Name:  David Tuvlin
                                                Title: Managing Director



                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                    INCORPORATED


                                         By:    /s/ David Tuvlin
                                                --------------------------------
                                                Name:  David Tuvlin
                                                Title: Managing Director




                                         BANC OF AMERICA SECURITIES LLC




                                         By:    /s/ Daniel Kelly
                                                --------------------------------
                                                Name:  Daniel Kelly
                                                Title: Managing Director




                                         BANK OF AMERICA, N.A.




                                         By:    /s/ Michael D. McKay
                                               --------------------------------
                                               Name:  Michael D. McKay
                                               Title: Senior Vice President




                                         BANC OF AMERICA BRIDGE LLC




                                         By:    /s/ Daniel Kelly
                                                --------------------------------
                                                Name:  Daniel Kelly
                                                Title: Managing Director




           [Signature page to Commitment Acceptance Extension Letter]